Employee Benefits Expenses	12 Months Ended
Dec. 31, 2025
Employee Benefits Expenses
Employee Benefits Expenses

(B.2) Employee Benefits Expenses

€ millions	2025	2024	2023
Salaries	12,066	12,244	12,128
Social security expenses	1,981	2,003	1,919
Share-based payment expenses	1,695	2,385	2,220
Pension expenses	495	435	438
Employee-related restructuring expenses	3	3,143	222
Termination benefits outside of restructuring plans	238	68	64
Employee benefits expenses	16,478	20,278	16,992

Termination benefits outside of restructuring plans increased in 2025 compared to 2024, mainly due to €191 million in expenses recognized under the workforce optimization program announced at the end of July 2025. Salaries decreased mainly due to lower bonus expenses in 2025.